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                                                               EXHIBIT 10-S (ii)

                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                               ADOPTION AGREEMENT

The Employer named below hereby establishes a Nonqualified Deferred Compensation Plan for eligible Employees as provided in this Adoption Agreement and the Plan document.

I       EMPLOYER INFORMATION

        (a)     Name and Address of Employer sponsoring the Plan:

                Priority Healthcare Corporation
                250 Technology Park, Suite 124
                Lake Mary, FL 32746

        (b)     Telephone Number 407-804-6700

        (c)     Tax ID Number: 35-1927379

        (d) Name of Plan: Priority Healthcare Corporation Non-Qualified Deferred Compensation Plan

        (e)     Tax Year End: 12/31

II      DEFINITIONS

        (a) Compensation: Compensation is used to determine the amount of Salary Deferrals a Participant can elect to defer. Compensation under the Plan is defined as (select one):

                [X] The Participant's wages, salaries, fees for professional services and other amounts received (without to regard to whether or not an amount is to be paid in cash) for personal services actually rendered in the course of employment with the Employer or an affiliate to the extent that the amounts are includable in gross income, including but not limited to commissions, compensation for services on the basis of a percentage of profits, tips, bonuses, fringe benefits, reimbursements, and expense allowances, but not including those items excludable from the definition of compensation under Treasury Regulation Section 1.415-2(d)(3).

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                [ ]     The total compensation payable to the individual by the
                        Employer or an affiliate, excluding commissions and bonuses.

                [ ] The total compensation payable to the individual by the Employer or affiliate, including any commissions and bonuses.

                [ ] The cash bonuses payable to the individual by the Employer or an affiliate.

        Check this box if Compensation is determined before making any pre-tax deferrals to employee benefit plans.

                [ ] For purposes of the Plan, Compensation will be determined before giving effect to Salary Deferrals and other salary deferral amounts which are not included in the Participant's gross income under Code Section125, Section401(k), Section402(h) or Section403(b).

                [x] For purposes of the Plan, Compensation will be determined before giving effect to salary deferral amounts which are not included in the Participant's gross income under Code Section 125.

        Compensation shall be determined on the basis of:

                [x]     Plan Year

                [ ]     Employer's Tax Year

                [ ]     Calendar Year

        (b)     Effective Date (select one):

                [ ]     This is a new Plan and the Effective Date will be _____.

                [x] The provisions of the Plan shall be amended effective as of 12/01/2002.

        (c) Plan Year: The 12-consecutive month period beginning on January 1 ending on December 31.

        (d) Entry Date: Employees who meet the eligibility requirements specified at Section III of this Adoption Agreement on the Effective Date of the Plan shall become Participants as of the Effective Date of the Plan. The period of service upon which Salary Deferrals are based shall commence on the first payroll period beginning after the Effective Date of the Plan and the date on which a deferral election is received and accepted by the Plan Administrator.

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                Employees who have not met the eligibility requirements on the
                Effective Date shall become Participants on the (select one):

                [x] First day of the month following the date on which the Employee satisfies the Plan's eligibility requirements.

                [ ]     (Explain Entry Date).___________________________________

        (e)     Normal Retirement Age: Attainment of age 65.

III     ELIGIBILITY REQUIREMENTS (SELECT ONE OR MORE)

        (a)     [x]     An Employee shall be eligible to participate by
                        resolution of the Board of Directors of the Employer.

        (b)     [ ]     An Employee shall be eligible to participate upon
                        attaining age.

        (c)     [ ]     An Employee shall be eligible to participate having
                        completed Years of Service with the Employer.

        (d)     [ ]     An Employee shall be eligible to participate provided
                        that the Employee's anticipated annualized Compensation for the current Plan Year is greater than $.

        (e)     [ ]     By class.

        (f)     [x]     A key management employee who is selected by the
                Employer as an individual who has the opportunity to impact significantly the annual operating success of the Employer.

IV      EMPLOYEE SALARY DEFERRALS (SELECT ONE OR MORE)

        (a)     [ ]     Up to % of a Participant's total Compensation.__________

        (b)     [ ]     Up to % of a Participant's Compensation in excess of the
                        Code Section401(a)(17) limit on Compensation, as _______ indexed.

        (c)     [ ]     A Participant's Salary Deferrals with respect to a Plan
                        Year shall be limited to a maximum of $_________.

        (d)     [ ]     A dollar amount specified by a Participant from a
                        minimum of $________ to a maximum of $_________ with respect to each Plan Year.

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        (e)     [X]     A percentage of Compensation specified by a Participant
                        from a minimum percentage of 1 % to a maximum percentage of 100 %.

V       EMPLOYER MATCHING CONTRIBUTION

        (a) The Company's matching contribution shall be determined in accordance with one or more of the following methods:

                [ ] The Employer shall contribute to each eligible Participant _____% of such Participant's Salary Deferrals.

                [ ] The Employer shall contribute and allocate to each eligible Participant _____% of the first _____% of such Participant's Salary Deferrals, plus ______% of the next _____% of such Participant's Salary Deferrals, plus
                        _____% of the next % of such Participant's Salary Deferrals.

                [X]     An amount determined in the discretion of the Employer.

        (b)     Limitations on Matching Contributions (select one or more):

                [ ] The matching contribution shall not exceed $____________ for any Participant.

                [ ]       The Employer shall not match any Salary Deferral in
                        excess of _____% of the Participant's Compensation.

                [ ] The Employer's matching contribution shall be payable from its net profit for the applicable Plan Year.

        (c)     Eligibility for Match (select one or more):

                [ ] All Participants who have completed at least 1,000 Hours of Service during the Plan Year.

                [ ]     Participants employed on the last day of a Plan Year.


VI      EMPLOYER DISCRETIONARY CONTRIBUTIONS

        (a)     Contribution Amount (select one or more):

                [X]     An amount determined at the discretion of the Employer.

                [ ]     An amount determined by the following formula:

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        (b)     Contribution Formula (select one):

                [ ] Contributions are made in proportion to each eligible Participant's Compensation.

                [X] Other as follows: As may be specified by the Employer from time to time
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        (c)     Eligibility for Discretionary Contribution (select one or more):

                [ ] All Participants employed at any time during a Plan Year for which a contribution is made.

                [ ] All Participants employed on the last day of a Plan Year for which a contribution is made.

VII      INVESTMENT MANAGEMENT

        [X] Participants shall be permitted to direct the investment of their:

                [X]     Salary Deferrals.

                [X] Employer discretionary contributions and Employer Matching contributions.

        [ ] The Employer delegates investment management responsibilities to the Trustee.

        [ ] The Employer appoints a Registered Investment Advisor as defined under the Investment Advisors Act of 1940, as amended.

        [ ] The Employer shall direct the investment of Trust assets. The Trustee will act as nondiscretionary Trustee.

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VIII    WITHDRAWALS WHILE WORKING

        Withdrawals from a Participant's Account for Unforeseen Emergencies (select one):

        [X]     Are permitted to the full extent permitted under the Plan.

        [ ]     Are not permitted.

        Withdrawals are strictly limited as described in the Plan. Excess withdrawals may result in loss of the tax deferral on all amounts credited under the Plan for the benefit of all Participants.

IX      DISTRIBUTIONS

        (a) Distributions from the Plan will be made on the following date (select one):

                [X] The first day of the Plan Year following a distributable event.

                [ ] _____ days (not more than 30) following a distributable event.

        (b)     Distributable Events:

                The following distributable events are in addition to those enumerated in the Plan document at paragraph 7.2.

                [ ] Upon completion of __ Years of Service determined with reference to the Employee's date of hire.

                [ ]     Other (as follows):__________________________________

                [ ]     Attainment of the Normal Retirement Age.

X       FORM OF PAYMENT (SELECT ONE OR MORE)

        [X]     Lump sum.

        [X] Installment payments. The payment period may not exceed the life expectancy of the Participant and his or her Beneficiary (provided that the Beneficiary is an individual).

                [ ] monthly installment payments over a period of not more than _____ years.

                [ ] quarterly installment payments over a period of not more than _____ years.

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                [ ]     annual installment payments over a period of not more
                        than _____ years.

                [X] Other (please specify): Equal (sum certain) installment payments over an expected period as selected by the Participant prior to commencement of participation. Notwithstanding the foregoing, the actual period over which installment payments will extend will be based on the Participant's Account Balance .

XI      SIGNATURES

        This Nonqualified Deferred Compensation Plan, including this Adoption Agreement, has been designed to permit Participants to defer Federal and state income tax on amounts credited to their Accounts until the amounts are actually paid. The Employer adopting this Plan should consult with tax counsel regarding the consequences of adopting this Plan to both the Employer and Employees. Advice should also be sought on the advisability of submitting this document to the Internal Revenue Service to obtain a Private Letter Ruling. Independent legal counsel should be consulted with respect to securities law issues. By executing this Adoption Agreement, the Employer acknowledges that no representations or warranties as to the tax consequences to the Employer and Participants of the operation of this Plan have been made by the entity who has provided this Plan document and Adoption Agreement.

        The Plan and this accompanying Adoption Agreement were adopted by the Employer the 1st day of December, 2002.

        Executed for the Employer by:      STEPHEN M. SAFT

        Title of Individual:               SENIOR VICE PRESIDENT, CFO

        Signature:                         /s/  STEPHEN M. SAFT

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